Exhibit 10.50

TERMS OF LOAN AGREEMENT

Principal Amount:

$95,000

Lender:

Michael Cohen

Borrower:

Proteonomix, Inc. (a Delaware corporation)

Interest:

Non-interest-bearing

Repayment:

On or before December 31, 2011

Promissory Note:

Oral agreement (no promissory note)